UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): (August 25, 2025)

BOSTON OMAHA CORPORATION
(Exact name of registrant as specified in its Charter)

Delaware	001-38113	27-0788438
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1601 Dodge Street, Suite 3300 Omaha, Nebraska 68102 (Address and telephone number of principal executive offices, including zip code)
(857) 256-0079 (Registrant's telephone number, including area code)
Not Applicable (Former name or address, if changed since last report)

Securities registered under Section 12(b) of the Exchange Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Class A common stock, $0.001 par value per share	BOC	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Boston Omaha Corporation ("BOC") held its Annual Meeting of Stockholders on August 25, 2025 and the stockholders voted as set forth below on the following proposals. Each of these proposals is described in detail in BOC’s Proxy Statement as filed with the Commission on  (the “Proxy Statement”) on June 30, 2025.

Proposal No. 1 Election of Directors

The following nominees were elected as directors, each to serve a term of one year or until their successors are duly elected and qualified, by the vote set forth below:

Nominee	Votes Cast For	Votes Withheld	Broker Non-Votes
Tom Burt	23,791,605	2,672,019	3,874,222
David S. Graff	26,279,810	183,814	3,874,222
Brendan J. Keating	24,613,977	1,849,647	3,874,222
Frank H. Kenan II	22,487,619	3,976,005	3,874,222
Jeffrey C. Royal	25,686,220	777,404	3,874,222
Vishnu Srinivasan	21,616,687	4,846,937	3,874,222

Proposal No. 2 Ratification of Independent Registered Public Accounting Firm

The appointment of Deloitte & Touche LLP as BOC’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified by the vote set forth below:

Votes Cast For	Votes Cast Against	Number of Abstentions
30,184,857	67,927	85,062

Proposal No. 3 Advisory Vote regarding Named Executive Officer Compensation

The compensation of BOC’s named executive officers as disclosed in the Proxy Statement was approved in an advisory vote, as set forth below:

Votes Cast For	Votes Cast Against	Number of Abstentions	Broker Non-Votes
26,100,637	322,256	40,731	3,874,222

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Title
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON OMAHA CORPORATION (Registrant)

By:	/s/ Joshua P. Weisenburger
Joshua P. Weisenburger,
Chief Financial Officer

Date: August 26, 2025

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